UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2016

WESTERN ASSET

CORPORATE BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management. Total return consists of income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Corporate Bond Fund for the twelve-month reporting period ended December 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2017

II	Western Asset Corporate Bond Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended December 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first and second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 0.8% and 1.4%, respectively. GDP growth for the third quarter of 2016 was 3.5%, the strongest reading in two years. The U.S. Department of Commerce’s initial reading for fourth quarter 2016 GDP growth — released after the reporting period ended — was 1.9%. The deceleration in growth reflected a downturn in exports, an acceleration in imports, a deceleration in personal consumption expenditures and a downturn in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on December 31, 2016, the unemployment rate was 4.7%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed also declined over the period. In December 2016, 24.2% of Americans looking for a job had been out of work for more than six months, versus 26.9% when the period began.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%. In the Fed’s statement after the December meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and

Chief Executive Officer

January 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Western Asset Corporate Bond Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management. Total return consists of income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in corporate debt securities (including notes, bonds, debentures and commercial paper) and at least 80% of its assets in “investment grade” debt securities. Investment grade securities are those rated by a rating agency at the time of purchase in one of the top four ratings categories or, if unrated, securities that we determined to be of comparable credit quality. These securities may be secured or unsecured, may be issued by U.S. or foreign entities and may carry variable or floating rates of interest. The Fund also may invest in U.S. government securities and U.S. dollar denominated fixed-income securities of foreign issuers.

The Fund may invest up to 25% of its assets in non-U.S. dollar denominated fixed-income securities of foreign issuers. The Fund intends to invest not more than 10% of its assets in non-U.S. dollar denominated fixed-income securities of foreign issuers for which the Fund has not implemented a currency hedge. The Fund may invest in securities of any maturity or durationi.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policies. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The investment-grade corporate bond market experienced periods of volatility but generated solid results over the twelve- month reporting period ended December 31, 2016. The year started out on a weak note for the credit markets, partially due to concerns over moderating growth in China, sharply falling oil prices and uncertainties regarding future Federal Reserve Board (the “Fed”)ii monetary policy. The spread for the Bloomberg Barclays U.S. Credit Index (the “Index”)iii rose from 155 basis pointsiv over U.S. Treasuries at the beginning of 2016 and widened to 200 basis points on February 11, 2016. Investment-grade credit spreads then narrowed during much of the remainder of the reporting period. This turnaround was triggered by a number of factors, including rising commodity prices, accommodative monetary policy from global central banks, continued

Western Asset Corporate Bond Fund 2016 Annual Report	1

Fund overview (cont’d)

economic growth and strong demand from both U.S. and foreign investors looking for yield in the low interest rate environment.

While there were occasional periods of weakness, including after the U.K.‘s referendum in June to leave the European Union (“Brexit”), immediately following the results of the U.S. elections in November and following the Fed’s December 2016 meeting, these proved to be only temporary setbacks. At the end of the reporting period, the spread for the Index had narrowed to 118 basis points over Treasuries.

All told, the overall corporate bond market, as represented by the Index, returned 5.63% during the twelve months ended December 31, 2016. Over the same period, the overall bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexv, returned 2.65%. As measured by the Index, lower-rated BBB-rated bonds outperformed highly-rated AAA-rated securities, as they returned 7.89% and 1.50%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We started the year with underweights to the Energy sector and Metals & Mining sub-sector. As fundamentals improved, we increased the Fund’s allocations in both and moved to overweight positions versus that of the Index during the second quarter of 2016. These adjustments were made as issuers reduced capital expenditures to improve their balance sheets and commodity prices rallied. The Fund moved from an overweight to an underweight in Health Care/Pharmaceuticals given political rhetoric around drug prices and uncertainties related to the Affordable Care Act following the November U.S. elections. Elsewhere, we moved from an overweight to an underweight in the Telecommunication Services sector given uncertainties over potential mergers and acquisitions (“M&A”) activity. We also pared the Fund’s overall risk exposure by modestly increasing the overall credit quality of the portfolio. Finally, we actively participated in the new issue market and purchased securities that we felt were attractively valued.

During the reporting period, U.S. Treasury futures and options and interest rate swaps were used to manage the Fund’s duration and yield curvevi positioning. These instruments contributed to performance. Credit default swaps, which were used to manage the Fund’s credit exposure, were a headwind for performance. Finally, the use of currency forwards to hedge the Fund’s currency exposure was negative for performance.

Performance review

For the twelve months ended December 31, 2016, Class A shares of Western Asset Corporate Bond Fund, excluding sales charges, returned 7.99%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Credit Index, returned 5.63% for the same period. The Lipper Corporate Debt Funds BBB-Rated Category Average1 returned 5.91% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 249 funds in the Fund’s Lipper category, and excluding sales charges, if any.

2	Western Asset Corporate Bond Fund 2016 Annual Report

Performance Snapshot as of December 31, 2016 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Corporate Bond Fund:
Class A	0.99%	7.99%
Class C	0.63%	7.28%
Class C1[1]	0.76%	7.52%
Class I	1.15%	8.35%
Class P	0.91%	7.83%
Bloomberg Barclays U.S. Credit Index	-1.78%	5.63%
Lipper Corporate Debt Funds BBB-Rated Category Average[2]	-1.45%	5.91%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended December 31, 2016 for Class A, Class C, Class C1, Class I and Class P shares were 3.35%, 2.70%, 3.10%, 3.74% and 3.36%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2016, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class P shares were 1.02%, 1.68%, 1.48%, 0.69% and 1.17%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was security selection. Strong performers in the Metals & Mining sub-sector included Barrick Gold Corp. and Glencore. Within the Energy sector, Anadarko Petroleum Corp. and Devon Energy Corp. were the most additive for results. Investment sentiment for all four of these companies improved as they solidified their balance sheets by reducing capital expenditures and commodity prices rallied.

Another area of strength was the Fund’s holding in U.S. banks, particularly in the

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 254 funds for the six-month period and among the 249 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Corporate Bond Fund 2016 Annual Report	3

Fund overview (cont’d)

subordinated part of the capital structure. The largest contributors in the Financials sector included Goldman Sachs Group Inc. and Wells Fargo & Co. They performed well as interest rates moved higher, which is expected to strengthen their profitability. Having no exposure to troubled German bank Deutsche Bank was also beneficial as it fell sharply amid a variety of regulatory and structural issues. Finally, the Fund’s participation in new issuance in companies that were involved in M&As was additive, including Reynolds American Inc., Anheuser-Busch InBev Finance Inc. and Newell Brands Inc.

The Fund’s quality biases were also additive for results. In particular, an overweight to securities rated BBB and underweights to securities rated AA and A were rewarded, as lower quality bonds significantly outperformed their higher quality counterparts.

From a sector allocation perspective, moving to an overweight in the Energy sector was beneficial as it was the best performing sector in the benchmark during the year. Moving to an underweight in Health Care/Pharmaceuticals was also positive as it lagged the benchmark.

Q. What were the leading detractors from performance?

A. The Fund significantly outperformed its benchmark during the reporting period. An overweight to the Banking sub-sector detracted from performance as it lagged the benchmark over the year as a whole. While security selection was a positive overall, an overweight to certain European banks in the senior part of the capital structure was not rewarded as they lagged the benchmark. In particular, an overweight in Italian bank Intesa Sanpaolo detracted from perform ance. It was dragged down by regulatory issues and the overhang from the country’s constitutional referendum in December 2016.

We tactically adjusted the Fund’s duration and moved to a long position prior to the November 2016 elections in order to hedge our credit exposure. This position was not rewarded as U.S. rates moved sharply higher after the elections as investors anticipated upticks in economic growth and inflation. In our view, a long position in duration still provides valuable protection during periods of spread volatility.

Another individual holding that detracted from performance was metals & mining company Freeport-McMoRan Inc. We sold the Fund’s position prematurely at a loss and it subsequently rallied sharply as commodity prices rose and investor sentiment for the company improved.

Thank you for your investment in Western Asset Corporate Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 21, 2017

RISKS: The Fund is subject to interest rate and credit risks and fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. High yield bonds, also known as “junk” bonds, possess greater price volatility, illiquidity and possibility of default than higher grade bonds. Foreign investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

4	Western Asset Corporate Bond Fund 2016 Annual Report

The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 27 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2016 were: Financials (25.3%), Energy (14.4%), Consumer Discretionary (9.2%), U.S. Government & Agency Obligations (6.2%) and Consumer Staples (5.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

iv	A basis point is one-hundredth (1/100 or 0.01) of one percent.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Corporate Bond Fund 2016 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2016 and December 31, 2015 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.
*	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate sector was created.

6	Western Asset Corporate Bond Fund 2016 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2016 and held for the six months ended December 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.99%	$1,000.00	$1,009.90	1.01%	$5.10	Class A	5.00%	$1,000.00	$1,020.06	1.01%	$5.13
Class C	0.63	1,000.00	1,006.30	1.72	8.67	Class C	5.00	1,000.00	1,016.49	1.72	8.72
Class C1	0.76	1,000.00	1,007.60	1.45	7.32	Class C1	5.00	1,000.00	1,017.85	1.45	7.35
Class I	1.15	1,000.00	1,011.50	0.69	3.49	Class I	5.00	1,000.00	1,021.67	0.69	3.51
Class P	0.91	1,000.00	1,009.10	1.17	5.91	Class P	5.00	1,000.00	1,019.25	1.17	5.94

Western Asset Corporate Bond Fund 2016 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

8	Western Asset Corporate Bond Fund 2016 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[3]	Class I	Class P
Twelve Months Ended 12/31/16	7.99%	7.28%	7.52%	8.35%	7.83%
Five Years Ended 12/31/16	5.85	N/A	5.33	6.18	5.70
Ten Years Ended 12/31/16	5.01	N/A	4.39	5.37	N/A
Inception* through 12/31/16	—	3.50	—	—	8.02

With sales charges[2]	Class A	Class C	Class C1[3]	Class I	Class P
Twelve Months Ended 12/31/16	3.41%	6.28%	6.52%	8.35%	7.83%
Five Years Ended 12/31/16	4.93	N/A	5.33	6.18	5.70
Ten Years Ended 12/31/16	4.55	N/A	4.39	5.37	N/A
Inception* through 12/31/16	—	3.50	—	—	8.02

Cumulative total returns
Without sales charges[1]
Class A (12/31/06 through 12/31/16)	63.01%
Class C (Inception date of 8/1/12 through 12/31/16)	16.40
Class C1[3] (12/31/06 through 12/31/16)	53.67
Class I (12/31/06 through 12/31/16)	68.77
Class P (Inception date of 7/7/09 through 12/31/16)	78.18

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[3]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception dates for Class A, C, C1, I and P shares are November 6, 1992, August 1, 2012, February 26, 1993, February 7, 1996 and July 7, 2009, respectively.

Western Asset Corporate Bond Fund 2016 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Corporate Bond Fund vs. Bloomberg Barclays U.S. Credit Index and Lipper Corporate Debt Funds BBB-Rated Category Average† — December 2006 - December 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Corporate Bond Fund on December 31, 2006, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2016. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Credit Index and the Lipper Corporate Debt Funds BBB-Rated Category Average. The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher). The index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Corporate Debt Funds BBB-Rated Category Average is composed of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the performance of Class A shares indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Corporate Bond Fund 2016 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2016

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Corp. Bond	— Western Asset Corporate Bond Fund

Western Asset Corporate Bond Fund 2016 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2016

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Corp. Bond	— Western Asset Corporate Bond Fund

12	Western Asset Corporate Bond Fund 2016 Annual Report

Schedule of investments

December 31, 2016

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 81.0%
Consumer Discretionary — 8.9%
Auto Components — 1.1%
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	460,000	$476,100
ZF North America Capital Inc., Senior Notes	4.500%	4/29/22	660,000	683,100	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	2,930,000	2,992,263	(a)
Total Auto Components				4,151,463
Automobiles — 1.8%
Ford Motor Co., Senior Bonds	9.215%	9/15/21	1,335,000	1,667,392
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,470,000	1,696,333
General Motors Co., Senior Notes	4.875%	10/2/23	470,000	493,395
General Motors Co., Senior Notes	6.600%	4/1/36	460,000	527,263
General Motors Co., Senior Notes	6.250%	10/2/43	340,000	377,142
General Motors Co., Senior Notes	6.750%	4/1/46	520,000	611,903
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	1,580,000	1,640,699
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	50,000	49,506
Total Automobiles				7,063,633
Hotels, Restaurants & Leisure — 0.9%
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	460,000	480,884
McDonald’s Corp., Senior Notes	3.700%	1/30/26	690,000	703,803
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	590,000	589,191	(a)
Mohegan Tribal Gaming Authority, Senior Notes	7.875%	10/15/24	590,000	604,013	(a)
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	940,000	941,767	(a)
Total Hotels, Restaurants & Leisure				3,319,658
Household Durables — 0.7%
D.R. Horton Inc., Senior Notes	4.000%	2/15/20	790,000	814,687
Newell Brands Inc., Senior Notes	4.200%	4/1/26	1,710,000	1,786,868
Total Household Durables				2,601,555
Media — 3.5%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	500,000	580,056
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	1,519,000	2,057,440
Comcast Corp., Senior Notes	3.150%	3/1/26	2,000,000	1,975,682
Comcast Corp., Senior Notes	4.200%	8/15/34	100,000	102,334
COX Communications Inc., Senior Bonds	6.450%	12/1/36	300,000	305,667	(a)
TCI Communications Inc., Senior Notes	7.125%	2/15/28	180,000	238,349
Time Warner Cable LLC, Debentures	7.300%	7/1/38	1,230,000	1,517,562
Time Warner Cable LLC, Senior Bonds	6.550%	5/1/37	830,000	942,366
Time Warner Cable LLC, Senior Notes	5.875%	11/15/40	270,000	288,877

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2016 Annual Report	13

Schedule of investments (cont’d)

December 31, 2016

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Time Warner Cable LLC, Senior Notes	5.500%	9/1/41	60,000	$61,201
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	910,000	1,195,249
Time Warner Inc., Senior Notes	3.800%	2/15/27	1,800,000	1,793,507
UBM PLC, Notes	5.750%	11/3/20	745,000	783,894	(a)
Viacom Inc., Senior Notes	4.250%	9/1/23	210,000	210,469
Viacom Inc., Senior Notes	3.450%	10/4/26	1,530,000	1,416,896
Total Media				13,469,549
Multiline Retail — 0.3%
Nordstrom Inc., Senior Notes	5.000%	1/15/44	1,130,000	1,117,559
Specialty Retail — 0.6%
Home Depot Inc., Senior Notes	2.125%	9/15/26	600,000	554,161
Lowe’s Cos. Inc., Senior Notes	4.250%	9/15/44	20,000	20,334
PetSmart Inc., Senior Notes	7.125%	3/15/23	170,000	173,825	(a)
TJX Cos. Inc., Senior Notes	2.250%	9/15/26	1,660,000	1,530,804
Total Specialty Retail				2,279,124
Total Consumer Discretionary				34,002,541
Consumer Staples — 5.4%
Beverages — 2.3%
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	4,290,000	4,363,342
Anheuser-Busch InBev Finance Inc., Senior Notes	4.700%	2/1/36	530,000	559,234
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	750,000	813,867
Becle SA de CV, Senior Notes	3.750%	5/13/25	530,000	505,993	(a)
Constellation Brands Inc., Senior Notes	3.700%	12/6/26	800,000	785,632
Molson Coors Brewing Co., Senior Notes	3.000%	7/15/26	630,000	596,764
PepsiCo Inc., Senior Notes	3.600%	3/1/24	360,000	375,816
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	740,000	822,793	(a)
Total Beverages				8,823,441
Food & Staples Retailing — 0.7%
CVS Health Corp., Senior Notes	4.000%	12/5/23	1,000,000	1,055,187
CVS Health Corp., Senior Notes	5.125%	7/20/45	850,000	950,964
Walgreens Boots Alliance Inc., Senior Notes	3.450%	6/1/26	890,000	875,364
Total Food & Staples Retailing				2,881,515
Food Products — 0.9%
Danone SA, Senior Notes	2.947%	11/2/26	690,000	659,843	(a)
Kraft Heinz Foods Co., Senior Notes	3.500%	6/6/22	170,000	173,097
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	120,000	126,269
Kraft Heinz Foods Co., Senior Notes	7.125%	8/1/39	50,000	63,898	(a)
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	200,000	205,529

See Notes to Financial Statements.

14	Western Asset Corporate Bond Fund 2016 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	640,000	$672,476
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	810,000	765,257
Tyson Foods Inc., Senior Bonds	3.950%	8/15/24	630,000	642,860
Total Food Products				3,309,229
Tobacco — 1.5%
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,440,000	1,700,162
Altria Group Inc., Senior Notes	2.850%	8/9/22	470,000	471,181
Altria Group Inc., Senior Notes	4.250%	8/9/42	60,000	59,275
Altria Group Inc., Senior Notes	5.375%	1/31/44	100,000	115,950
Altria Group Inc., Senior Notes	3.875%	9/16/46	370,000	342,927
Reynolds American Inc., Senior Notes	8.125%	6/23/19	1,457,000	1,663,144
Reynolds American Inc., Senior Notes	8.125%	5/1/40	960,000	1,285,713
Total Tobacco				5,638,352
Total Consumer Staples				20,652,537
Energy — 14.4%
Energy Equipment & Services — 1.4%
ENSCO International Inc., Senior Bonds	7.200%	11/15/27	320,000	294,400
Ensco PLC, Senior Notes	4.700%	3/15/21	740,000	715,521
Ensco PLC, Senior Notes	5.200%	3/15/25	1,340,000	1,164,018
Halliburton Co., Senior Bonds	3.800%	11/15/25	350,000	356,214
Halliburton Co., Senior Notes	3.500%	8/1/23	420,000	427,074
Halliburton Co., Senior Notes	5.000%	11/15/45	950,000	1,028,525
Petrofac Ltd., Senior Notes	3.400%	10/10/18	1,250,000	1,265,693	(a)
Pride International Inc., Senior Notes	7.875%	8/15/40	260,000	234,000
Total Energy Equipment & Services				5,485,445
Oil, Gas & Consumable Fuels — 13.0%
Anadarko Petroleum Corp., Senior Bonds	7.950%	6/15/39	220,000	286,506
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	1,680,000	1,803,043
Anadarko Petroleum Corp., Senior Notes	3.450%	7/15/24	480,000	471,963
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	1,110,000	1,244,600
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	990,000	1,181,762
Apache Corp., Senior Notes	5.100%	9/1/40	230,000	241,460
Apache Corp., Senior Notes	4.750%	4/15/43	1,070,000	1,106,260
BP Capital Markets PLC, Senior Bonds	2.315%	2/13/20	560,000	560,329
BP Capital Markets PLC, Senior Bonds	3.119%	5/4/26	1,220,000	1,192,968
BP Capital Markets PLC, Senior Notes	3.216%	11/28/23	470,000	475,124
BP Capital Markets PLC, Senior Notes	3.723%	11/28/28	650,000	661,385
Chevron Corp., Senior Notes	1.718%	6/24/18	2,300,000	2,307,514

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2016 Annual Report	15

Schedule of investments (cont’d)

December 31, 2016

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Chevron Corp., Senior Notes	2.954%	5/16/26	870,000	$856,837
Devon Energy Corp., Senior Notes	3.250%	5/15/22	1,070,000	1,064,509
Devon Energy Corp., Senior Notes	5.850%	12/15/25	1,550,000	1,764,064
Devon Energy Corp., Senior Notes	5.600%	7/15/41	150,000	155,014
Devon Energy Corp., Senior Notes	5.000%	6/15/45	740,000	729,656
Devon Financing Co., LLC, Debentures	7.875%	9/30/31	585,000	744,023
Ecopetrol SA, Senior Notes	5.375%	6/26/26	620,000	618,450
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,029,000	894,201
Enbridge Inc., Subordinated Notes	6.000%	1/15/77	1,130,000	1,130,000	(b)
Enterprise Products Operating LLC, Junior Subordinated Notes	7.034%	1/15/68	360,000	369,365	(b)
EOG Resources Inc., Senior Notes	4.150%	1/15/26	910,000	954,062
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	530,000	529,913
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	560,000	575,050
Hess Corp., Notes	7.875%	10/1/29	107,000	129,286
Hess Corp., Senior Notes	4.300%	4/1/27	920,000	917,670
Kerr-McGee Corp., Notes	6.950%	7/1/24	946,000	1,117,754
Kerr-McGee Corp., Notes	7.875%	9/15/31	240,000	308,050
Kerr-McGee Corp., Senior Bonds	7.125%	10/15/27	550,000	629,663
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	270,000	274,786
LUKOIL International Finance BV, Senior Notes	3.416%	4/24/18	430,000	435,196	(a)
LUKOIL International Finance BV, Senior Notes	4.750%	11/2/26	790,000	793,152	(a)
Marathon Petroleum Corp., Senior Notes	3.625%	9/15/24	960,000	949,673
Noble Energy Inc., Senior Notes	8.250%	3/1/19	470,000	528,218
Noble Energy Inc., Senior Notes	6.000%	3/1/41	170,000	189,376
Noble Energy Inc., Senior Notes	5.250%	11/15/43	190,000	194,231
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	1,120,000	1,129,759
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	430,000	416,596
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	990,000	1,032,555
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	60,000	61,208
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	340,000	332,022
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	1,911,000	1,891,890
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	980,000	1,036,350	(a)
Petroleos Mexicanos, Senior Notes	6.500%	3/13/27	1,070,000	1,105,042	(a)
Range Resources Corp., Senior Notes	4.875%	5/15/25	300,000	292,125
Schlumberger Holdings Corp., Senior Notes	3.000%	12/21/20	860,000	878,672	(a)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	1,050,000	1,101,603	(a)
Shell International Finance BV, Senior Notes	2.875%	5/10/26	210,000	203,273
Shell International Finance BV, Senior Notes	4.375%	5/11/45	1,850,000	1,878,582

See Notes to Financial Statements.

16	Western Asset Corporate Bond Fund 2016 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Shell International Finance BV, Senior Notes	4.000%	5/10/46	30,000	$28,761
Sunoco Logistics Partners Operations LP, Senior Notes	3.900%	7/15/26	1,050,000	1,018,333
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,365,000	1,724,091	(a)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	4.450%	8/1/42	1,520,000	1,393,227
Western Gas Partners LP, Senior Notes	4.650%	7/1/26	1,770,000	1,836,094
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	364,000	417,690
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	820,000	817,950
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	630,000	763,875
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	1,730,000	1,859,923	(a)
Total Oil, Gas & Consumable Fuels				49,604,734
Total Energy				55,090,179
Financials — 24.8%
Banks — 14.7%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	700,000	710,891	(a)
Bank of America Corp., Notes	6.875%	4/25/18	3,000,000	3,189,735
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,240,000	1,394,184
Bank of America Corp., Senior Notes	5.000%	1/21/44	150,000	164,895
Bank of America Corp., Senior Notes	4.875%	4/1/44	250,000	272,323
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	510,000	520,385
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	2,400,000	2,433,898
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	3,260,000	3,583,962
BNP Paribas SA, Junior Subordinated Notes	7.625%	3/30/21	910,000	962,416	(a)(b)(c)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	470,000	473,499	(a)(b)(c)
BPCE SA, Subordinated Notes	5.150%	7/21/24	1,180,000	1,201,458	(a)
Citigroup Inc., Senior Notes	7.875%	5/15/25	260,000	325,539
Citigroup Inc., Senior Notes	8.125%	7/15/39	2,487,000	3,707,025
Citigroup Inc., Subordinated Notes	4.600%	3/9/26	420,000	434,916
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	1,770,000	1,801,867
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	1,290,000	1,277,195
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	60,000	72,972
Cooperatieve Rabobank U.A., Subordinated Notes	5.750%	12/1/43	460,000	535,014
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	1,510,000	1,594,907	(a)(b)(c)
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	1,000,000	1,038,045
HSBC Holdings PLC, Senior Notes	3.900%	5/25/26	670,000	675,366
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	700,000	647,913	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	1,090,000	1,041,963	(a)
JPMorgan Chase & Co., Senior Notes	1.850%	3/22/19	3,750,000	3,739,376
JPMorgan Chase & Co., Subordinated Notes	3.625%	12/1/27	700,000	680,643

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2016 Annual Report	17

Schedule of investments (cont’d)

December 31, 2016

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	160,000	$184,277
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	660,000	705,413
Lloyds Banking Group PLC, Junior Subordinated Bonds	7.500%	6/27/24	4,120,000	4,253,900	(b)(c)
Lloyds Banking Group PLC, Senior Notes	3.100%	7/6/21	930,000	943,487
Nordea Bank AB, Subordinated Notes	4.250%	9/21/22	1,790,000	1,866,991	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	8.625%	8/15/21	1,830,000	1,871,175	(b)(c)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	2,135,000	2,388,576
Santander Holdings USA Inc., Senior Notes	4.500%	7/17/25	850,000	846,166
Santander UK Group Holdings PLC, Senior Notes	2.875%	8/5/21	1,140,000	1,115,781
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	980,000	968,446	(a)
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	440,000	449,119	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	750,000	751,637	(a)
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	890,000	848,699
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	1,170,000	1,186,813
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	1,340,000	1,380,039
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	1,270,000	1,404,741
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	890,000	916,274
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	390,000	374,155
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	1,190,000	1,210,581
Total Banks				56,146,657
Capital Markets — 3.7%
Credit Suisse Group AG, Junior Subordinated Notes	6.250%	12/18/24	1,550,000	1,513,110	(a)(b)(c)
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	3.450%	4/16/21	1,570,000	1,581,472
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	720,000	763,080
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	4,300,000	4,769,255
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	1,740,000	1,703,464
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	80,000	99,503
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	730,000	742,918
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	1,370,000	1,446,257
KKR Group Finance Co. III LLC, Senior Bonds	5.125%	6/1/44	1,770,000	1,674,747	(a)
Total Capital Markets				14,293,806
Diversified Financial Services — 3.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	2,140,000	2,185,475
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	520,000	547,950
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	3.950%	2/1/22	900,000	910,125
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	6,000	6,001

See Notes to Financial Statements.

18	Western Asset Corporate Bond Fund 2016 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
Blackstone Holdings Finance Co., LLC, Senior Notes	5.000%	6/15/44	950,000	$939,154	(a)
Blackstone Holdings Finance Co., LLC, Senior Notes	4.450%	7/15/45	730,000	668,556	(a)
Carlyle Holdings II Finance LLC, Senior Secured Notes	5.625%	3/30/43	380,000	377,266	(a)
ILFC E-Capital Trust I, Junior Subordinated Notes	4.670%	12/21/65	1,050,000	924,000	(a)(b)
ILFC E-Capital Trust II, Bonds	4.920%	12/21/65	2,183,000	1,931,955	(a)(b)
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	2,770,000	2,991,600	(a)
Nationwide Building Society, Senior Notes	2.450%	7/27/21	750,000	740,506	(a)
Voya Financial Inc., Senior Notes	5.700%	7/15/43	850,000	930,603
Total Diversified Financial Services				13,153,191
Insurance — 2.7%
AIA Group Ltd., Senior Notes	3.200%	3/11/25	1,000,000	967,567	(a)
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	771,000	877,013	(b)
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/87	580,000	584,350	(b)
American International Group Inc., Senior Notes	4.500%	7/16/44	310,000	306,879
Aon PLC, Senior Notes	4.750%	5/15/45	200,000	202,939
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	290,000	294,088
Chubb INA Holdings Inc., Senior Notes	4.350%	11/3/45	440,000	465,929
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	850,000	955,595
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	1,800,000	2,188,231	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	962,000	1,041,365
MetLife Inc., Senior Bonds	4.721%	12/15/44	110,000	117,334
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	1,120,000	1,214,404	(a)
TIAA Asset Management Finance LLC, Senior Notes	4.125%	11/1/24	1,100,000	1,112,884	(a)
Total Insurance				10,328,578
Thrifts & Mortgage Finance — 0.3%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	1,120,000	1,094,800	(a)
Total Financials				95,017,032
Health Care — 4.5%
Biotechnology — 1.1%
AbbVie Inc., Senior Subordinated Notes	4.500%	5/14/35	220,000	216,824
Amgen Inc., Senior Bonds	4.663%	6/15/51	339,000	327,182	(a)
Amgen Inc., Senior Notes	3.625%	5/22/24	290,000	295,460
Amgen Inc., Senior Notes	4.400%	5/1/45	150,000	144,353
Celgene Corp., Senior Notes	3.550%	8/15/22	370,000	379,949
Celgene Corp., Senior Notes	3.625%	5/15/24	510,000	513,291
Celgene Corp., Senior Notes	3.875%	8/15/25	390,000	396,284

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2016 Annual Report	19

Schedule of investments (cont’d)

December 31, 2016

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Biotechnology — continued
Celgene Corp., Senior Notes	5.000%	8/15/45	120,000	$125,245
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	890,000	914,359
Gilead Sciences Inc., Senior Notes	4.000%	9/1/36	380,000	365,100
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	170,000	196,904
Gilead Sciences Inc., Senior Notes	4.500%	2/1/45	90,000	90,139
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	70,000	72,599
Total Biotechnology				4,037,689
Health Care Equipment & Supplies — 0.5%
Abbott Laboratories, Senior Notes	4.750%	11/30/36	800,000	815,875
Abbott Laboratories, Senior Notes	4.900%	11/30/46	160,000	164,859
Becton, Dickinson & Co., Senior Bonds	4.875%	5/15/44	180,000	188,122
Becton, Dickinson & Co., Senior Notes	4.685%	12/15/44	280,000	291,198
Medtronic Inc., Senior Notes	4.625%	3/15/44	310,000	333,774
Total Health Care Equipment & Supplies				1,793,828
Health Care Providers & Services — 1.5%
Aetna Inc., Senior Notes	2.800%	6/15/23	1,090,000	1,075,231
Aetna Inc., Senior Notes	3.200%	6/15/26	330,000	327,119
Aetna Inc., Senior Notes	4.375%	6/15/46	620,000	625,124
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	100,000	89,146
Humana Inc., Senior Notes	3.850%	10/1/24	470,000	481,919
Humana Inc., Senior Notes	4.950%	10/1/44	990,000	1,044,517
Medco Health Solutions Inc., Senior Notes	4.125%	9/15/20	860,000	903,175
UnitedHealth Group Inc., Senior Notes	4.750%	7/15/45	350,000	386,504
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	960,000	955,200
Total Health Care Providers & Services				5,887,935
Pharmaceuticals — 1.4%
Actavis Funding SCS, Senior Notes	3.450%	3/15/22	540,000	548,735
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	740,000	734,694
Allergan Inc., Senior Notes	2.800%	3/15/23	270,000	258,897
Johnson & Johnson, Senior Notes	3.700%	3/1/46	900,000	889,179
Perrigo Finance Unlimited Co., Senior Notes	3.500%	12/15/21	260,000	262,372
Pfizer Inc., Senior Notes	3.000%	12/15/26	1,860,000	1,838,545
Pfizer Inc., Senior Notes	4.400%	5/15/44	210,000	222,352
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/18	710,000	676,275	(a)
Total Pharmaceuticals				5,431,049
Total Health Care				17,150,501
Industrials — 5.3%
Aerospace & Defense — 0.3%
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	920,000	941,742

See Notes to Financial Statements.

20	Western Asset Corporate Bond Fund 2016 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — 1.2%
American Airlines, Pass-Through Trust, Secured Bonds	4.375%	10/1/22	681,732	$680,880
American Airlines, Pass-Through Trust, Secured Bonds	3.700%	5/1/23	342,994	334,848
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	1,482,545	1,539,993	(a)
American Airlines, Pass-Through Trust, Senior Secured Bonds	3.375%	5/1/27	288,060	284,099
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.256%	3/15/20	419,055	449,960
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Bonds	6.821%	8/10/22	184,591	212,510
United Airlines Inc., Pass-Through Certificates, Secured Bonds	5.375%	8/15/21	604,919	628,360
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.625%	9/3/22	470,198	481,365
Total Airlines				4,612,015
Building Products — 0.3%
Johnson Controls International PLC, Senior Notes	3.625%	7/2/24	1,050,000	1,066,512
Commercial Services & Supplies — 0.5%
Republic Services Inc., Senior Notes	3.550%	6/1/22	1,160,000	1,206,427
Waste Management Inc., Senior Notes	3.500%	5/15/24	360,000	371,757
Waste Management Inc., Senior Notes	7.750%	5/15/32	300,000	404,556
Total Commercial Services & Supplies				1,982,740
Electrical Equipment — 0.5%
Eaton Corp., Senior Notes	7.650%	11/15/29	1,500,000	1,960,839
Industrial Conglomerates — 1.3%
General Electric Co., Medium-Term Notes	6.750%	3/15/32	5,000	6,666
General Electric Co., Senior Notes	5.875%	1/14/38	330,000	416,129
General Electric Co., Senior Notes	6.875%	1/10/39	2,696,000	3,808,642
General Electric Co., Senior Notes	4.625%	1/30/43	560,000	563,416
General Electric Co., Senior Notes, Medium-Term Notes	6.150%	8/7/37	100,000	129,320
Total Industrial Conglomerates				4,924,173
Road & Rail — 0.7%
Burlington Northern Santa Fe LLC, Senior Notes	4.400%	3/15/42	650,000	679,240
CSX Corp., Senior Notes	4.750%	5/30/42	1,160,000	1,211,918
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	160,000	146,400	(a)
Norfolk Southern Railway Co., Senior Notes	7.875%	5/15/43	348,000	517,398
Union Pacific Corp., Senior Notes	4.375%	11/15/65	250,000	249,369
Total Road & Rail				2,804,325
Trading Companies & Distributors — 0.1%
Aviation Capital Group Corp., Senior Notes	6.750%	4/6/21	210,000	242,813	(a)
Transportation — 0.4%
Mexico City Airport Trust, Senior Secured Notes	4.250%	10/31/26	1,630,000	1,601,475	(a)
Total Industrials				20,136,634

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2016 Annual Report	21

Schedule of investments (cont’d)

December 31, 2016

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 5.2%
Communications Equipment — 1.0%
Harris Corp., Senior Notes	5.550%	10/1/21	720,000	$795,281
Harris Corp., Senior Notes	7.000%	1/15/26	990,000	1,151,319
Harris Corp., Senior Notes	4.854%	4/27/35	1,520,000	1,601,778
Harris Corp., Senior Notes	5.054%	4/27/45	380,000	402,741
Total Communications Equipment				3,951,119
Semiconductors & Semiconductor Equipment — 1.4%
Analog Devices Inc., Senior Notes	2.500%	12/5/21	880,000	872,927
Analog Devices Inc., Senior Notes	3.125%	12/5/23	1,560,000	1,559,899
Analog Devices Inc., Senior Notes	3.500%	12/5/26	630,000	625,467
KLA-Tencor Corp., Senior Notes	4.125%	11/1/21	900,000	939,521
NXP BV/NXP Funding LLC, Senior Notes	3.875%	9/1/22	1,100,000	1,116,500	(a)
QUALCOMM Inc., Senior Subordinated Notes	4.800%	5/20/45	8,000	8,569
Total Semiconductors & Semiconductor Equipment				5,122,883
Software — 1.3%
Microsoft Corp., Senior Notes	1.300%	11/3/18	2,000,000	1,998,942
Microsoft Corp., Senior Notes	3.450%	8/8/36	1,820,000	1,733,290
Microsoft Corp., Senior Notes	3.700%	8/8/46	1,250,000	1,179,926
Total Software				4,912,158
Technology Hardware, Storage & Peripherals — 1.5%
Apple Inc., Senior Notes	2.450%	8/4/26	1,670,000	1,569,356
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	3.480%	6/1/19	2,420,000	2,471,771	(a)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	4.420%	6/15/21	1,770,000	1,833,309	(a)
Total Technology Hardware, Storage & Peripherals				5,874,436
Total Information Technology				19,860,596
Materials — 4.9%
Chemicals — 0.1%
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	540,000	517,072	(a)
Metals & Mining — 4.6%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	680,000	739,500	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	300,000	329,250	(a)
Anglo American Capital PLC, Senior Notes	2.625%	9/27/17	1,440,000	1,443,600	(a)
Arconic Inc., Senior Notes	5.400%	4/15/21	1,000,000	1,063,750
Arconic Inc., Senior Notes	5.125%	10/1/24	880,000	906,400
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	88,000	90,399
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	404,000	424,970

See Notes to Financial Statements.

22	Western Asset Corporate Bond Fund 2016 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	50,000	$51,200
Barrick PD Australia Finance Pty Ltd., Senior Notes	5.950%	10/15/39	290,000	307,688
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	700,000	783,675
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	1,350,000	1,518,750	(a)(b)
Freeport-McMoRan Inc., Senior Notes	2.375%	3/15/18	300,000	299,250
Glencore Finance Canada Ltd., Senior Notes	4.250%	10/25/22	1,830,000	1,873,570	(a)
Glencore Funding LLC, Senior Notes	4.625%	4/29/24	1,330,000	1,364,912	(a)
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	290,000	300,875	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	660,000	687,641	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	450,000	414,518
Teck Resources Ltd., Senior Notes	8.000%	6/1/21	2,260,000	2,491,650	(a)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	457,000	452,430
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	2,070,000	2,031,746
Total Metals & Mining				17,575,774
Paper & Forest Products — 0.2%
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	850,000	856,375
Total Materials				18,949,221
Real Estate — 0.6%
Equity Real Estate Investment Trusts (REITs) — 0.4%
CoreCivic Inc., Senior Notes	5.000%	10/15/22	320,000	320,800
CoreCivic Inc., Senior Notes	4.625%	5/1/23	170,000	168,300
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	4.750%	9/17/44	990,000	982,321	(a)
Total Equity Real Estate Investment Trusts (REITs)				1,471,421
Real Estate Management & Development — 0.2%
Security Capital Group Inc., Senior Notes	7.700%	6/15/28	800,000	1,056,479
Total Real Estate				2,527,900
Telecommunication Services — 3.4%
Diversified Telecommunication Services — 2.4%
AT&T Inc., Senior Bonds	5.650%	2/15/47	560,000	602,828
AT&T Inc., Senior Notes	3.400%	5/15/25	470,000	453,811
AT&T Inc., Senior Notes	4.500%	5/15/35	1,120,000	1,085,436
AT&T Inc., Senior Notes	5.350%	9/1/40	9,000	9,274
AT&T Inc., Senior Notes	4.800%	6/15/44	490,000	464,725
AT&T Inc., Senior Notes	4.500%	3/9/48	408,000	368,076
AT&T Inc., Senior Notes	4.550%	3/9/49	93,000	84,341
British Telecommunications PLC, Bonds	9.125%	12/15/30	545,000	833,393
Deutsche Telekom International Finance BV, Senior Notes	2.485%	9/19/23	2,230,000	2,133,339	(a)
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	2,470,000	3,095,794
Total Diversified Telecommunication Services				9,131,017

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2016 Annual Report	23

Schedule of investments (cont’d)

December 31, 2016

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — 1.0%
Sprint Spectrum Co., LLC/ Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	3,750,000	$3,766,387	(a)
Total Telecommunication Services				12,897,404
Utilities — 3.6%
Electric Utilities — 3.4%
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	1,240,000	1,350,338
Cleveland Electric Illuminating Co., Senior Secured Bonds	8.875%	11/15/18	1,350,000	1,517,759
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	390,000	389,512	(a)
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	840,000	1,104,436
Duke Energy Carolinas LLC, Senior Notes	6.100%	6/1/37	1,260,000	1,553,372
Duke Energy Corp., Senior Notes	2.650%	9/1/26	590,000	551,820
Duke Energy Corp., Senior Notes	3.750%	9/1/46	660,000	596,685
Exelon Corp., Senior Notes	3.400%	4/15/26	1,700,000	1,671,292
FirstEnergy Corp., Notes	7.375%	11/15/31	1,140,000	1,472,932
Pacific Gas & Electric Co., Senior Notes	4.500%	12/15/41	1,010,000	1,057,576
Pacific Gas & Electric Co., Senior Notes	4.300%	3/15/45	560,000	575,073
Pennsylvania Electric Co., Senior Notes	4.150%	4/15/25	510,000	514,711	(a)
Public Service Electric & Gas Co., Senior Secured Notes	2.250%	9/15/26	530,000	492,452
Total Electric Utilities				12,847,958
Multi-Utilities — 0.2%
Dominion Resources Inc., Senior Notes	2.850%	8/15/26	830,000	778,682
Total Utilities				13,626,640
Total Corporate Bonds & Notes (Cost — $302,483,477)				309,911,185
Asset-Backed Securities — 0.4%
GoldenTree Loan Opportunities Ltd., 2015-10A D	4.231%	7/20/27	500,000	476,363	(a)(b)
Madison Park Funding Ltd., 2013-11A C	3.632%	10/23/25	400,000	400,061	(a)(b)
Regatta IV Funding Ltd., 2014-1A D	4.382%	7/25/26	500,000	474,956	(a)(b)
Total Asset-Backed Securities (Cost — $1,365,061)				1,351,380
Collateralized Mortgage Obligations — 2.0%
Citigroup Commercial Mortgage Trust, 2015-GC27 E	3.000%	2/10/48	1,000,000	571,849	(a)
Colony Mortgage Capital Ltd., 2014-FL1 C	3.299%	4/8/31	1,190,000	1,190,191	(a)(b)
Colony Mortgage Capital Ltd., 2014-FL1 D	4.349%	4/8/31	350,000	350,077	(a)(b)
Commercial Mortgage Trust, 2015-CR25 D	3.797%	8/10/48	100,000	76,257	(b)
Commercial Mortgage Trust, 2015-LC21 E	3.250%	7/10/48	1,200,000	635,616	(a)
Countrywide Alternative Loan Trust, 2005-IM1 A1	1.056%	1/25/36	1,698,365	1,495,063	(b)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 D	4.118%	8/15/48	440,000	318,883	(b)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 E	4.618%	8/15/48	900,000	570,577	(a)(b)
Wells Fargo Commercial Mortgage Trust, 2015-C26 E	3.250%	2/15/48	2,560,000	1,484,321	(a)

See Notes to Financial Statements.

24	Western Asset Corporate Bond Fund 2016 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — continued
Wells Fargo Commercial Mortgage Trust, 2015-C28 E	3.000%	5/15/48	1,000,000		$544,687	(a)
Wells Fargo Commercial Mortgage Trust, 2015-SG1 D	4.471%	12/15/47	300,000		238,161	(b)
Total Collateralized Mortgage Obligations (Cost — $8,154,681)					7,475,682
Municipal Bonds — 1.4%
Alabama — 0.2%
Alabama Economic Settlement Authority, BP Settlement Revenue	3.163%	9/15/25	840,000		848,106
California — 0.4%
California State, GO, Build America Bonds	7.300%	10/1/39	600,000		849,768
University of California Revenue, Taxable	4.062%	5/15/33	550,000		557,810
Total California					1,407,578
Florida — 0.1%
Sumter Landing, FL, Community Development District Recreational Revenue, Taxable Community Development District	4.172%	10/1/47	460,000		451,301
Illinois — 0.3%
Illinois State, GO, Build America Bonds-Taxable	6.725%	4/1/35	445,000		454,042
Illinois State, GO, Taxable	5.650%	12/1/38	670,000		621,633
Total Illinois					1,075,675
New York — 0.2%
Port Authority of New York & New Jersey Revenue, Taxable Consolidated	4.960%	8/1/46	770,000		866,035
Ohio — 0.2%
American Municipal Power-Ohio Inc., OH, Revenue, Build America Bonds	7.499%	2/15/50	480,000		672,629
Total Municipal Bonds (Cost — $5,066,845)					5,321,324
Senior Loans — 0.3%
Consumer Discretionary — 0.3%
Multiline Retail — 0.3%
Dollar Tree Inc., Term Loan B2	4.250%	7/6/22	990,000		1,001,756	(d)(e)
Dollar Tree Inc., Term Loan B3	3.250%	7/6/22	115,823		117,030	(d)(e)
Total Senior Loans (Cost — $1,106,514)					1,118,786
Sovereign Bonds — 4.6%
Argentina — 3.2%
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	4,820,000		5,256,210	(a)
Provincia de Cordoba, Senior Notes	7.125%	6/10/21	760,000		782,800	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	4,460,000		4,694,150	(a)
Republic of Argentina, Bonds	22.750%	3/5/18	21,370,000	ARS	1,368,686
Total Argentina					12,101,846

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2016 Annual Report	25

Schedule of investments (cont’d)

December 31, 2016

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Colombia — 0.2%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	820,000	$848,700
Ecuador — 0.6%
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	1,130,000	1,228,875	(a)
Republic of Ecuador, Senior Bonds	9.650%	12/13/26	1,130,000	1,158,250	(a)
Total Ecuador				2,387,125
Mexico — 0.4%
United Mexican States, Senior Notes	4.350%	1/15/47	1,600,000	1,376,000
Panama — 0.2%
Republic of Panama, Senior Bonds	4.300%	4/29/53	900,000	810,000
Total Sovereign Bonds (Cost — $17,464,350)				17,523,671
U.S. Government & Agency Obligations — 6.2%
U.S. Government Obligations — 6.2%
U.S. Treasury Bonds	3.625%	2/15/44	4,410,000	4,889,155
U.S. Treasury Bonds	3.000%	11/15/45	5,280,000	5,209,047
U.S. Treasury Bonds	2.500%	2/15/46	6,410,000	5,697,516
U.S. Treasury Bonds	2.250%	8/15/46	4,520,000	3,800,687
U.S. Treasury Notes	2.000%	11/15/26	4,410,000	4,243,677
Total U.S. Government & Agency Obligations (Cost — $24,804,794)				23,840,082

			Shares
Common Stocks — 0.4%
Financials — 0.4%
Banks — 0.4%
Wells Fargo & Co. (Cost — $1,366,992)			30,000	1,653,300
Preferred Stocks — 0.1%
Financials — 0.1%
Insurance — 0.1%
Delphi Financial Group Inc. (Cost — $391,718)	7.376%		15,675	330,155	(b)
Total Investments before Short-Term Investments (Cost — $362,204,432)				368,525,565

			Face Amount†
Short-Term Investments — 2.3%
Repurchase Agreements — 1.0%
Deutsche Bank Securities Inc. repurchase agreement dated 12/30/16; Proceeds at maturity — $4,000,196; (Fully collateralized by U.S. government obligations, 1.625% due 1/15/18; Market value — $4,080,238) (Cost — $4,000,000)	0.440%	1/3/17	4,000,000	4,000,000

See Notes to Financial Statements.

26	Western Asset Corporate Bond Fund 2016 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Shares	Value
Money Market Funds — 1.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $4,864,892)	0.411%	4,864,892	$4,864,892
Total Short-Term Investments (Cost — $8,864,892)			8,864,892
Total Investments — 98.7% (Cost — $371,069,324#)			377,390,457
Other Assets in Excess of Liabilities — 1.3%			5,084,507
Total Net Assets — 100.0%			$382,474,964

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(e)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is $373,484,856.

Abbreviations used in this schedule:
ARS	— Argentine Peso
GO	— General Obligation

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2016 Annual Report	27

Statement of assets and liabilities

December 31, 2016

Assets:
Investments, at value (Cost — $371,069,324)	$377,390,457
Interest receivable	4,202,951
Receivable for Fund shares sold	3,671,760
Deposits with brokers for open futures contracts	888,381
Deposits with brokers for centrally cleared swap contracts	733,550
Unrealized appreciation on forward foreign currency contracts	161,284
Deposits with brokers for OTC swap contracts	100,000
Prepaid expenses	57,685
Other assets	1,226
Total Assets	387,207,294

Liabilities:
Payable for securities purchased	3,229,254
Payable for Fund shares repurchased	374,007
Unrealized depreciation on forward foreign currency contracts	185,267
Payable to broker — variation margin on open futures contracts	169,992
Investment management fee payable	158,788
Service and/or distribution fees payable	92,666
Distributions payable	72,421
Payable to broker — variation margin on centrally cleared swaps	47,689
OTC swaps, at value (premiums received — $22,127)	36,854
Trustees’ fees payable	1,104
Payable for open OTC swap contracts	812
Accrued expenses	363,476
Total Liabilities	4,732,330
Total Net Assets	$382,474,964

Net Assets:
Par value (Note 7)	$314
Paid-in capital in excess of par value	417,305,157
Overdistributed net investment income	(41,274)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(41,146,568)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	6,357,335
Total Net Assets	$382,474,964

See Notes to Financial Statements.

28	Western Asset Corporate Bond Fund 2016 Annual Report

Net Assets:
Class A	$261,284,674
Class C	$6,955,837
Class C1	$11,133,916
Class I	$41,320,726
Class P	$61,779,811

Shares Outstanding:
Class A	21,419,889
Class C	570,239
Class C1	918,165
Class I	3,386,404
Class P	5,068,964

Net Asset Value:
Class A (and redemption price)	$12.20
Class C*	$12.20
Class C1*	$12.13
Class I (and redemption price)	$12.20
Class P (and redemption price)	$12.19
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.74

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2016 Annual Report	29

Statement of operations

For the Year Ended December 31, 2016

Investment Income:
Interest	$17,212,281
Dividends	155,460
Less: Foreign taxes withheld	(114)
Total Investment Income	17,367,627

Expenses:
Investment management fee (Note 2)	1,827,208
Service and/or distribution fees (Notes 2 and 5)	1,095,946
Transfer agent fees (Note 5)	630,060
Registration fees	86,641
Audit and tax fees	46,452
Shareholder reports	44,594
Fund accounting fees	36,163
Legal fees	34,540
Custody fees	7,290
Trustees’ fees	7,283
Insurance	5,572
Commitment fees (Note 8)	4,104
Miscellaneous expenses	16,114
Total Expenses	3,841,967
Net Investment Income	13,525,660

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	6,841,774
Futures contracts	102,144
Written options	74,423
Swap contracts	(463,741)
Foreign currency transactions	(143,182)
Net Realized Gain	6,411,418
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	7,703,095
Futures contracts	265,848
Swap contracts	(132,975)
Foreign currencies	(434,155)
Change in Net Unrealized Appreciation (Depreciation)	7,401,813
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	13,813,231
Increase in Net Assets From Operations	$27,338,891

See Notes to Financial Statements.

30	Western Asset Corporate Bond Fund 2016 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2016	2015

Operations:
Net investment income	$13,525,660	$13,512,256
Net realized gain	6,411,418	5,765,780
Change in net unrealized appreciation (depreciation)	7,401,813	(22,318,713)
Increase (Decrease) in Net Assets From Operations	27,338,891	(3,040,677)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(13,973,199)	(15,355,320)
Decrease in Net Assets From Distributions to Shareholders	(13,973,199)	(15,355,320)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	87,852,412	53,458,705
Reinvestment of distributions	13,212,831	14,618,887
Cost of shares repurchased	(78,737,543)	(91,857,098)
Increase (Decrease) in Net Assets From Fund Share Transactions	22,327,700	(23,779,506)
Increase (Decrease) in Net Assets	35,693,392	(42,175,503)

Net Assets:
Beginning of year	346,781,572	388,957,075
End of year*	$382,474,964	$346,781,572
*Includes overdistributed net investment income of:	$(41,274)	$(237,178)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2016 Annual Report	31

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$11.74	$12.34	$11.87	$12.32	$11.20

Income (loss) from operations:
Net investment income	0.45	0.44	0.44	0.43	0.45
Net realized and unrealized gain (loss)	0.48	(0.53)	0.52	(0.41)	1.15
Total income (loss) from operations	0.93	(0.09)	0.96	0.02	1.60

Less distributions from:
Net investment income	(0.47)	(0.51)	(0.49)	(0.47)	(0.48)
Total distributions	(0.47)	(0.51)	(0.49)	(0.47)	(0.48)

Net asset value, end of year	$12.20	$11.74	$12.34	$11.87	$12.32
Total return[2]	7.99%	(0.82)%	8.14%	0.20%	14.50%

Net assets, end of year (millions)	$261	$234	$255	$255	$301

Ratios to average net assets:
Gross expenses	1.02%	1.02%	1.03%	1.03%	1.06%
Net expenses	1.02	1.02	1.03	1.03	1.06
Net investment income	3.73	3.64	3.60	3.57	3.81

Portfolio turnover rate	114%	95%	109%	120%	142%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

See Notes to Financial Statements.

32	Western Asset Corporate Bond Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2016	2015	2014	2013	2012[2]

Net asset value, beginning of year	$11.74	$12.34	$11.88	$12.33	$12.10

Income (loss) from operations:
Net investment income	0.36	0.37	0.35	0.34	0.14
Net realized and unrealized gain (loss)	0.49	(0.55)	0.51	(0.41)	0.24
Total income (loss) from operations	0.85	(0.18)	0.86	(0.07)	0.38

Less distributions from:
Net investment income	(0.39)	(0.42)	(0.40)	(0.38)	(0.15)
Total distributions	(0.39)	(0.42)	(0.40)	(0.38)	(0.15)

Net asset value, end of year	$12.20	$11.74	$12.34	$11.88	$12.33
Total return[3]	7.28%	(1.47)%	7.27%	(0.50)%	3.17%

Net assets, end of year (000s)	$6,956	$1,956	$762	$396	$849

Ratios to average net assets:
Gross expenses	1.70%	1.68%	1.87%	1.96%	1.64%[4]
Net expenses[5]	1.70	1.68	1.75 [6]	1.73 [6]	1.64 [4]
Net investment income	2.96	3.02	2.86	2.84	2.81 [4]

Portfolio turnover rate	114%	95%	109%	120%	142%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2016 Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1,2]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$11.67	$12.27	$11.80	$12.25	$11.14

Income (loss) from operations:
Net investment income	0.40	0.38	0.38	0.37	0.38
Net realized and unrealized gain (loss)	0.47	(0.53)	0.51	(0.41)	1.14
Total income (loss) from operations	0.87	(0.15)	0.89	(0.04)	1.52

Less distributions from:
Net investment income	(0.41)	(0.45)	(0.42)	(0.41)	(0.41)
Total distributions	(0.41)	(0.45)	(0.42)	(0.41)	(0.41)

Net asset value, end of year	$12.13	$11.67	$12.27	$11.80	$12.25
Total return[3]	7.52%	(1.29)%	7.62%	(0.27)%	13.78%

Net assets, end of year (millions)	$11	$14	$20	$25	$38

Ratios to average net assets:
Gross expenses	1.49%	1.48%	1.54%	1.50%	1.67%
Net expenses	1.49	1.48	1.54	1.50	1.67
Net investment income	3.28	3.17	3.08	3.08	3.23

Portfolio turnover rate	114%	95%	109%	120%	142%

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

See Notes to Financial Statements.

34	Western Asset Corporate Bond Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$11.74	$12.35	$11.88	$12.33	$11.21

Income (loss) from operations:
Net investment income	0.49	0.48	0.48	0.46	0.49
Net realized and unrealized gain (loss)	0.48	(0.54)	0.52	(0.40)	1.15
Total income (loss) from operations	0.97	(0.06)	1.00	0.06	1.64

Less distributions from:
Net investment income	(0.51)	(0.55)	(0.53)	(0.51)	(0.52)
Total distributions	(0.51)	(0.55)	(0.53)	(0.51)	(0.52)

Net asset value, end of year	$12.20	$11.74	$12.35	$11.88	$12.33
Total return[2]	8.35%	(0.58)%	8.49%	0.51%	14.90%

Net assets, end of year (millions)	$41	$23	$24	$16	$18

Ratios to average net assets:
Gross expenses	0.69%	0.69%	0.70%	0.72%	0.70%
Net expenses	0.69	0.69	0.70	0.72	0.70
Net investment income	4.03	3.96	3.92	3.87	4.13

Portfolio turnover rate	114%	95%	109%	120%	142%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2016 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class P Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$11.73	$12.33	$11.86	$12.31	$11.19

Income (loss) from operations:
Net investment income	0.43	0.43	0.42	0.41	0.44
Net realized and unrealized gain (loss)	0.48	(0.54)	0.52	(0.41)	1.14
Total income (loss) from operations	0.91	(0.11)	0.94	0.00 [2]	1.58

Less distributions from:
Net investment income	(0.45)	(0.49)	(0.47)	(0.45)	(0.46)
Total distributions	(0.45)	(0.49)	(0.47)	(0.45)	(0.46)

Net asset value, end of year	$12.19	$11.73	$12.33	$11.86	$12.31
Total return[3]	7.83%	(0.97)%	8.00%	0.05%	14.33%

Net assets, end of year (millions)	$62	$68	$82	$88	$118

Ratios to average net assets:
Gross expenses	1.18%	1.17%	1.16%	1.19%	1.22%
Net expenses	1.18	1.17	1.16	1.19	1.22
Net investment income	3.59	3.49	3.46	3.40	3.66

Portfolio turnover rate	114%	95%	109%	120%	142%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

See Notes to Financial Statements.

36	Western Asset Corporate Bond Fund 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Corporate Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset Corporate Bond Fund 2016 Annual Report	37

Notes to financial statements (cont’d)

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

38	Western Asset Corporate Bond Fund 2016 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$309,911,185	—	$309,911,185
Asset-backed securities	—	1,351,380	—	1,351,380
Collateralized mortgage obligations	—	7,475,682	—	7,475,682
Municipal bonds	—	5,321,324	—	5,321,324
Senior loans	—	1,118,786	—	1,118,786
Sovereign bonds	—	17,523,671	—	17,523,671
U.S. government & agency obligations	—	23,840,082	—	23,840,082
Common stocks	$1,653,300	—	—	1,653,300
Preferred stocks	—	330,155	—	330,155
Total long-term investments	1,653,300	366,872,265	—	368,525,565
Short-term investments†:
Repurchase agreements	—	4,000,000	—	4,000,000
Money market funds	4,864,892	—	—	4,864,892
Total short-term investments	4,864,892	4,000,000	—	8,864,892
Total investments	$6,518,192	$370,872,265	—	$377,390,457
Other financial instruments:
Futures contracts	$263,940	—	—	$263,940
Forward foreign currency contracts	—	$161,284	—	161,284
Centrally cleared interest rate swaps	—	135,248	—	135,248
Total other financial instruments	$263,940	$296,532	—	$560,472
Total	$6,782,132	$371,168,797	—	$377,950,929

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$68,315	—	—	$68,315
Forward foreign currency contracts	—	$185,267	—	185,267
Centrally cleared credit default swaps on credit indices — buy protection	—	252,490	—	252,490
OTC credit default swaps on corporate issues — buy protection‡	—	36,854	—	36,854
Total	$68,315	$474,611	—	$542,926

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

Western Asset Corporate Bond Fund 2016 Annual Report	39

Notes to financial statements (cont’d)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At December 31, 2016, securities valued at $330,155 were transferred from Level 1 to Level 2 within the fair value hierarchy because of the unavailability of a quoted price in an active market for an identical investment.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the

40	Western Asset Corporate Bond Fund 2016 Annual Report

amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against, or manage exposure to, foreign issuers or markets. The Fund may also enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Western Asset Corporate Bond Fund 2016 Annual Report	41

Notes to financial statements (cont’d)

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2016, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended December 31, 2016, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a

42	Western Asset Corporate Bond Fund 2016 Annual Report

specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation

Western Asset Corporate Bond Fund 2016 Annual Report	43

Notes to financial statements (cont’d)

to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

44	Western Asset Corporate Bond Fund 2016 Annual Report

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Western Asset Corporate Bond Fund 2016 Annual Report	45

Notes to financial statements (cont’d)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2016, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $222,121. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2016, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $100,000, which could be used to reduce the required payment.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments

46	Western Asset Corporate Bond Fund 2016 Annual Report

sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$260,822	$32,241,346	$(32,502,168)
(b)	382,621	(382,621)	—

(a)	Reclassifications are due to the expiration of a capital loss carryfoward and a taxable overdistribution.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

Western Asset Corporate Bond Fund 2016 Annual Report	47

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There was a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applied if redemption occurred within 12 months from purchase payment. This CDSC declined by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC was incurred. Class C shares and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2016, LMIS and its affiliates retained sales charges of $41,854 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B*	Class C
CDSCs	$2,277	$121	$7,539

*	On April 29, 2016, the Fund converted its Class B shares into Class A shares.

48	Western Asset Corporate Bond Fund 2016 Annual Report

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$310,981,510	$111,094,498
Sales	319,118,820	86,949,152

At December 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,225,604
Gross unrealized depreciation	(7,320,003)
Net unrealized appreciation	$3,905,601

At December 31, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	194	3/17	$42,077,412	$42,037,375	$(40,037)
U.S. Treasury 5-Year Notes	105	3/17	12,383,005	12,354,727	(28,278)
					(68,315)

Contracts to Sell:
U.S. Treasury 10-Year Notes	344	3/17	42,901,222	42,752,750	148,472
U.S. Treasury Long-Term Bonds	50	3/17	7,562,341	7,532,813	29,528
U.S. Treasury Ultra Long-Term Bonds	45	3/17	7,297,190	7,211,250	85,940
					263,940
Net unrealized appreciation on open futures contracts					$195,625

During the year ended December 31, 2016, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2015	—	—
Options written	163	$74,423
Options closed	(70)	(22,413)
Options exercised	—	—
Options expired	(93)	(52,010)
Written options, outstanding as of December 31, 2016	—	—

Western Asset Corporate Bond Fund 2016 Annual Report	49

Notes to financial statements (cont’d)

At December 31, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	37,760,000	USD	1,932,614	Citibank N.A.	1/20/17	$(115,242)
MXN	17,170,000	USD	893,391	Citibank N.A.	1/20/17	(67,007)
USD	2,630,922	EUR	2,343,973	Citibank N.A.	1/20/17	161,284
USD	2,640,738	MXN	54,930,000	Citibank N.A.	1/20/17	(3,018)
Total						$(23,983)

Abbreviations used in this table:
EUR	— Euro
MXN	— Mexican Peso
USD	— United States Dollar

At December 31, 2016, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Central Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
Chicago Mercantile Exchange	$3,836,000	2/15/41	2.442% semi-annually	3-Month LIBOR quarterly	$(16,733)	$135,248

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2016[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Suisse (Air Products & Chemicals Inc., 3.000%, due 11/3/21)	$960,000	3/20/18	0.10%	1.000% quarterly	$(10,500)	$(4,767)	$(5,733)
Goldman Sachs Group Inc. (PPG Industries Inc., 6.650%, due 3/15/18)	1,475,887	3/20/19	0.19%	1.000% quarterly	(26,354)	(17,360)	(8,994)
Total	$2,435,887				$(36,854)	$(22,127)	$(14,727)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Central Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Chicago Mercantile Exchange (Markit CDX.NA.HY.27 Index)	$10,830,000	12/20/21	5.000% quarterly	$(670,566)	$(419,354)	$(251,212)
Chicago Mercantile Exchange (Markit CDX.NA.IG.27 Index)	5,570,000	12/20/21	1.000% quarterly	(84,326)	(83,048)	(1,278)
Total	$16,400,000			$(754,892)	$(502,402)	$(252,490)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the

50	Western Asset Corporate Bond Fund 2016 Annual Report

swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2016.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$263,940	—	$263,940
Centrally cleared swap contracts[3]	135,248	—	135,248
Forward foreign currency contracts	—	$161,284	161,284
Total	$399,188	$161,284	$560,472

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$68,315	—	—	$68,315
OTC swap contracts[4]	—	—	$36,854	36,854
Centrally cleared swap contracts[3]	—	—	252,490	252,490
Forward foreign currency contracts	—	$185,267	—	185,267
Total	$68,315	$185,267	$289,344	$542,926

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

Western Asset Corporate Bond Fund 2016 Annual Report	51

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	—	—	—	$(123,527)	$(123,527)
Written options	$22,413	—	—	52,010	74,423
Futures contracts	102,144	—	—	—	102,144
Swap contracts	(66,648)	—	$(397,093)	—	(463,741)
Forward foreign currency contracts[2]	—	$(143,182)	—	—	(143,182)
Total	$57,909	$(143,182)	$(397,093)	$(71,517)	$(553,883)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$265,848	—	—	$265,848
Swap contracts	(20,381)	—	$(112,594)	(132,975)
Forward foreign currency contracts[1]	—	$(430,684)	—	(430,684)
Total	$245,467	$(430,684)	$(112,594)	$(297,811)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended December 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$5,097
Written options†	3,153
Futures contracts (to buy)	86,845,505
Futures contracts (to sell)	80,904,646
Forward foreign currency contracts (to buy)	2,298,693
Forward foreign currency contracts (to sell)	6,431,956

Average Notional Balance
Interest rate swap contracts	$3,836,000
Credit default swap contracts (to buy protection)	8,706,656
Credit default swap contracts (to sell protection)†	1,269,231

†	At December 31, 2016, there were no open positions held in this derivative.

52	Western Asset Corporate Bond Fund 2016 Annual Report

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at December 31, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$161,284	—	$161,284

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$169,992	$(169,992)	—
Centrally cleared swap contracts[4]	47,689	(47,689)	—
Forward foreign currency contracts	185,267	—	$185,267
OTC swap contracts	36,854	(10,500)	26,354
Total	$439,802	$(228,181)	$211,621

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class B, Class C, Class C1 and Class P shares calculated at the annual rate of 0.25%, 0.75%, 1.00%, 0.70% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$622,810	$485,860
Class B1	10,715	11,912
Class C	43,740	5,355
Class C1	92,562	27,454
Class I	—	35,065
Class P	326,119	64,414
Total	$1,095,946	$630,060

[1]	On April 29, 2016, the Fund converted its Class B shares into Class A shares.

Western Asset Corporate Bond Fund 2016 Annual Report	53

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended December 31, 2016	Year Ended December 31, 2015
Net Investment Income:
Class A	$9,593,734	$10,211,428
Class B1	44,954	196,696
Class C	133,279	42,157
Class C1	451,388	612,665
Class I	1,327,402	1,264,368
Class P	2,422,442	3,028,006
Total	$13,973,199	$15,355,320

[1]	On April 29, 2016, the Fund converted its Class B shares into Class A shares.

7. Shares of beneficial interest

At December 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,976,486	$48,198,046	2,406,356	$29,338,201
Shares issued on reinvestment	771,713	9,370,389	822,094	9,968,501
Shares repurchased	(3,282,322)	(39,731,652)	(3,950,318)	(48,119,848)
Net increase (decrease)	1,465,877	$17,836,783	(721,868)	$(8,813,146)

Class B1
Shares sold	2,097	$24,596	12,279	$151,527
Shares issued on reinvestment	2,849	33,142	15,344	185,437
Shares repurchased	(406,830)	(4,898,584)	(227,276)	(2,768,502)
Net decrease	(401,884)	$(4,840,846)	(199,653)	$(2,431,538)

Class C
Shares sold	529,403	$6,432,813	120,295	$1,454,976
Shares issued on reinvestment	4,492	54,725	2,282	27,518
Shares repurchased	(130,307)	(1,563,237)	(17,683)	(219,709)
Net increase	403,588	$4,924,301	104,894	$1,262,785

Class C1
Shares sold	115,965	$1,376,783	107,124	$1,302,868
Shares issued on reinvestment	35,321	425,519	48,344	583,458
Shares repurchased	(438,727)	(5,269,283)	(556,267)	(6,766,068)
Net decrease	(287,441)	$(3,466,981)	(400,799)	$(4,879,742)

54	Western Asset Corporate Bond Fund 2016 Annual Report

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	2,416,876	$29,434,291	1,567,028	$19,380,979
Shares issued on reinvestment	78,279	953,909	72,967	886,505
Shares repurchased	(1,103,325)	(13,397,081)	(1,581,114)	(19,240,952)
Net increase	1,391,830	$16,991,119	58,881	$1,026,532

Class P
Shares sold	195,348	$2,385,883	149,789	$1,830,154
Shares issued on reinvestment	196,047	2,375,147	244,797	2,967,468
Shares repurchased	(1,155,644)	(13,877,706)	(1,212,752)	(14,742,019)
Net decrease	(764,249)	$(9,116,676)	(818,166)	$(9,944,397)

[1]

On April 29, 2016, the Fund converted 319,594 Class B shares into 319,283 Class A shares, valued at $3,885,671. These amounts are reflected in the Class A shares sold and Class B shares repurchased, respectively.

8. Redemption facility

The Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 20, 2017. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended December 31, 2016, the Fund incurred a commitment fee in the amount of $4,104. The Fund did not utilize the Redemption Facility during the year ended December 31, 2016.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$13,973,199	$15,355,320

Western Asset Corporate Bond Fund 2016 Annual Report	55

Notes to financial statements (cont’d)

As of December 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Capital loss carryforward*	$(38,382,247)
Other book/tax temporary differences(a)	(390,063)
Unrealized appreciation (depreciation)(b)	3,941,803
Total accumulated earnings (losses) — net	$(34,830,507)

*	During the taxable year ended December 31, 2016, the Fund utilized $5,435,302 of its capital loss carryforward available from prior years. As of December 31, 2016, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2017	$(38,382,247)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the deferral of certain late year losses for tax purposes, the tax deferral of losses on straddles and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

56	Western Asset Corporate Bond Fund 2016 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Corporate Bond Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Corporate Bond Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 17, 2017

Western Asset Corporate Bond Fund 2016 Annual Report	57

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 7-8, 2016, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Corporate Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. Throughout the prior year the Board had met with representatives of the Manager and the Subadviser, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreement. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager and Subadviser were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

58	Western Asset Corporate Bond Fund

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreement was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a fund manager with significant resources.

Western Asset Corporate Bond Fund	59

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also periodically reported to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as BBB-rated corporate debt funds by Broadridge, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2016 was above the median and its performance for the 10-year period ended June 30, 2016 was approximately equivalent to the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadviser is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

60	Western Asset Corporate Bond Fund

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of the Subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as BBB-rated corporate debt funds and chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was approximately equivalent to the median and the Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2018.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by other funds with the same Broadridge investment classification/objective at the range of asset levels relevant to the Fund. In addition, the Board noted the size of the Fund.

The Board determined that the management fee structure for the Fund was reasonable.

Western Asset Corporate Bond Fund	61

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

62	Western Asset Corporate Bond Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Corporate Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1989 (Chairman of the Board since 2016)
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	50
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	50
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	50
Other board memberships held by Trustee during past five years	None

Western Asset Corporate Bond Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	50
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	50
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	50
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	50
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

64	Western Asset Corporate Bond Fund

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	50
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	50
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, DeVry Inc. (educational services) (2012 to 2016); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	50
Other board memberships held by Trustee during past five years	None

Western Asset Corporate Bond Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	149
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

66	Western Asset Corporate Bond Fund

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Western Asset Corporate Bond Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

68	Western Asset Corporate Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2016:

Record date:	Daily	Daily
Payable date:	2/1/2016	February 2016 - December 2016
Ordinary income:
Qualified dividend income for individuals	3.15%	3.32%
Dividends qualifying for the dividends
received deduction for corporations	2.99%	3.16%
Interest from federal obligations	2.09%	2.09%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

The following ordinary income distributions paid monthly by the Fund represent Qualified Net Investment Income eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Record date:	Daily	Daily
Payable date:	2/1/2016	February 2016 - December 2016
Qualified net investment income	61.00%	67.00%

Please retain this information for your records.

Western Asset Corporate Bond Fund	69

Western Asset

Corporate Bond Fund

Trustees

Elliott J. Berv

Chairman

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Corporate Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Corporate Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Corporate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD00317 2/17 SR17-2993

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2015 and December 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $177,188 in 2015 and $175,895 in 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2015 and $0 in 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $14,750 in 2015 and $14,910 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There was no other fee billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2015 and 2016; Tax Fees were 100% and 100% for 2015 and 2016; and Other Fees were 100% and 100% for 2015 and 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2016.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 24, 2017